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                                                                   Exhibit 10.16




                            DATE: SEPTEMBER 15, 2004





                           CRITICAL THERAPEUTICS, INC.

                                       AND

                               ABBOTT LABORATORIES



                           AMENDMENT NO. 1 RELATING TO
                   THE LICENSE AGREEMENT DATED MARCH 19, 2004





















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THIS AMENDMENT NO. 1 is made the 15th day of September, 2004

BETWEEN:

(1) CRITICAL THERAPEUTICS, INC., a corporation organized under the laws of the State of Delaware, and with its principal office at 60 Westview Drive, Lexington, MA 02421 ("CTI"); and

(2) ABBOTT LABORATORIES, a corporation organised under the laws of the State of Illinois and having its principal office at 100 Abbott Park Road, Abbott Park, Illinois 60064 ("ABBOTT")

RECITALS:

         (A) CTI and Abbott entered into a License Agreement dated March 19, 2004 ("ORIGINAL AGREEMENT").

         (B) CTI and Abbott have agreed to amend the Original Agreement by and upon the terms of this Amendment No. 1.

OPERATIVE PROVISIONS:

1.       INTRODUCTION, DEFINITIONS AND INTERPRETATION

         1.1      This Amendment No. 1 is supplemental to the Original
                  Agreement.

         1.2 Except where expressly provided to the contrary in this Amendment No. 1:

                  1.2.1 all capitalised terms used in this Amendment No. 1 shall have the same meanings as are assigned thereto in the Original Agreement, as amended by this Amendment No. 1; and

                  1.2.2 this Amendment No. 1 shall be interpreted in the same manner as the Original Agreement.

         1.3      Reference to clauses herein are to clauses in the Original
                  Agreement.

2.       AMENDMENTS

The parties agree that with effect from the Amendment No. 1 Date, the Original Agreement is hereby amended as follows:

         2.1 Clause 1 shall be amended by the addition of the following definitions:

                  ""AMENDMENT NO. 1 DATE" shall mean September 15, 2004."

                  ""DOMAIN NAME" shall mean www.zyflo.com."



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         2.2      Clause 2 shall be amended by the insertion of the following
                  Section 2.2A between Sections 2.2 and 2.3:

                  "2.2A  Domain Name Assignment

                           (a) Subject to the terms and conditions of this Agreement, Abbott hereby irrevocably and unconditionally sells, transfers, conveys assigns and delivers to CTI all of Abbott's right, title and interest in and to the Domain Name and the registration thereof, together with the goodwill associated therewith.

                           (b) Abbott agrees to cooperate with CTI and to follow CTI's reasonable instructions in order to effectuate the transfer of the Domain Name registration in a timely manner. Specifically, within thirty (30) days of the Amendment No. 1 Date, Abbott agrees to prepare and transmit the necessary InterNic Registrant Name Change Agreement (RNCA) and or to correspond with InterNic to authorize transfer of the Domain Name.

                           (c) Abbott agrees that, as of the finalization of the transfer of ownership of the Domain Name to CTI, it will abandon all use of the Domain Name.

                           (d) Abbott warrants and represents that it is the owner of the Domain Name and that it has the authority to transfer the Domain Name.

                           (e) Abbott further agrees to execute any other document and take any further action reasonably requested by CTI to effectuate the intent and purpose of this Section 2.2A."

3.       NO OTHER AMENDMENT; CONFIRMATION

Save as amended by this Amendment No. 1, the parties hereto confirm that the Original Agreement shall continue in full force and effect in all respects.

4.       COUNTERPARTS

This Amendment No. 1 may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Amendment No. 1.

                      REST OF PAGE INTENTIONALLY LEFT BLANK

                          SIGNATURES ON FOLLOWING PAGE




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IN WITNESS whereof the parties have executed and delivered this Amendment No 1 the date first above written.

SIGNED


/s/ Trevor Phillips
-----------------------------------------
Trevor Phillips
for and on behalf of
CRITICAL THERAPEUTICS, INC.



SIGNED


/s/ Suzanne A. LeBold, Ph.D.
-----------------------------------------
Suzanne A. LeBold, Ph.D.
for and on behalf of
ABBOTT LABORATORIES




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